UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 22, 2011

MICREL, INCORPORATED
(Exact name of Registrant as Specified in its Charter)

California	0-25236	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Fortune Drive, San Jose, California, 95131
(Address of Principal Executive Offices)

(408) 944-0800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2011, Micrel, Incorporated, or the Company, amended its existing credit agreement with Bank of the West originally entered into on May 7, 2009.

The amendment to the credit agreement amends certain terms of the existing agreement, including an extension of the expiration date from April 30, 2011 to April 30, 2013. The amendment to the credit facility is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this report:

10.1	First Amendment to Credit Agreement, dated as of April 22, 2011, by and between Bank of the West and Micrel, Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 28, 2011                                                                           MICREL, INCORPORATED

By:           /s/ Clyde R. Wallin
Name:     Clyde R. Wallin
Title:       Vice President, Finance and Human Resources and
     Chief Financial Officer